UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 23, 2016
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Severance Arrangements with Mr. Sult
As previously reported on Form 8-K filed on August 22, 2016, John R. Sult ceased serving as the Company’s executive vice president and chief financial officer effective August 19, 2016.
On September 23, 2016, in connection with his departure, we entered into a Separation Agreement with Mr. Sult pursuant to which we will pay Mr. Sult a lump sum severance payment in the amount of $1,000,000 in exchange for a waiver and release for our benefit. Also effective September 23, 2016, we entered into a Consulting Services Agreement with Mr. Sult, pursuant to which he will provide consulting and advisory services to us from September 1, 2016 through February 28, 2017, in exchange for a lump sum consulting payment in the amount of $1,000,000. The consulting payment will be paid to Mr. Sult following the consulting period.
The foregoing summary is qualified in its entirety by reference to the Separation Agreement with Mr. Sult and the Consulting Services Agreement with Mr. Sult, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated in this Item 5.02 by reference.
Severance Arrangements with Mr. Robertson
As previously reported on Form 8-K filed on August 22, 2016, Lance W. Robertson ceased serving as the Company’s vice president, resource plays effective August 19, 2016. Effective September 23, 2016, in connection with his departure, we entered into a Separation Agreement with Mr. Robertson pursuant to which we will pay Mr. Robertson a lump sum severance payment in the amount of $1,000,000 in exchange for a waiver and release for our benefit.
The foregoing summary is qualified in its entirety by reference to the Separation Agreement with Mr. Robertson, a copy of which is filed as Exhibit 10.3 to this Form 8-K and incorporated in this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	Separation Agreement with John R. Sult, dated September 23, 2016
10.2	Consulting Services Agreement with John R. Sult, dated September 23, 2016
10.3	Separation Agreement with Lance W. Robertson, dated September 23, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

September 29, 2016	By:	/s/ Sylvia J. Kerrigan
Name: Sylvia J. Kerrigan
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Separation Agreement with John R. Sult, dated September 23, 2016
10.2	Consulting Services Agreement with John R. Sult, dated September 23, 2016
10.3	Separation Agreement with Lance W. Robertson, dated September 23, 2016